EXHIBIT 10.7

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of 25 Jul 2025 by and among TalenTec Sdn. Bhd. (Company No. 199001001889 (193451-W), f/k/a KE Sdn. Bhd. (“TalenTec”), the shareholders of TalenTec who elect to become a party to this Agreement, as listed on Schedule A hereto (each a “Shareholder,” and collectively, the “Shareholders”), and Black Titan Corporation (f/k/a BSKE Limited) (“BSKE”).

TalenTec, Shareholders, and BSKE shall collectively be known as the “Parties” and “Party” shall mean any one or all of them.

WHEREAS, each Shareholder currently owns ordinary shares of TalenTec as listed on Schedule A hereto.

WHEREAS, BSKE is a newly formed entity, and was formed for the purpose of (a) participating in the transactions contemplated in a Merger and Contribution and Share Exchange Agreement entered into by and among BSKE, TTNP Merger Sub, Inc. and TalenTec (“Merger Agreement”), and (b) becoming the publicly traded holding company of TalenTec.

WHEREAS, the Shareholders own the numbers of ordinary shares of TalenTec set forth opposite their respective names on Schedule A, as at the date of this Agreement.

WHEREAS, each of the Shareholders desires to exchange all of his ordinary shares of TalenTec for ordinary shares of BSKE, and BSKE has agreed to offer the BSKE Shares (as defined below) in connection with such exchange to each of the Shareholders, upon the terms and conditions set forth in this Agreement and the Merger Agreement.

WHEREAS, following the Exchange (as defined below), TalenTec will become a wholly-owned subsidiary of BSKE.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	Exchange of Shares.

(a)	Exchange. On the terms and subject to the conditions set forth in this Agreement and the Merger Agreement, at the Closing (as defined below), (i) Shareholders will contribute to BSKE, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, five hundred eighty thousand (580,000) ordinary shares comprising all the issued and paid up ordinary shares of TalenTec as at the date of this Agreement, in the individual amounts as set forth on Schedule A; (the “TalenTec Shares”); and (ii) in exchange for the contribution of the TalenTec Shares by the Shareholders, BSKE will issue to Shareholders such number of newly issued ordinary shares of BSKE as determined in accordance with the terms of the Merger Agreement (the “BSKE Shares”) (such exchange referred to herein as the “Exchange”). Upon completion of the Exchange, all of the ordinary shares of TalenTec shall be held by BSKE.

(b)	Closing. The closing of the Exchange (the “Closing”) shall occur as of immediately prior to the Effective Time (as defined in the Merger Agreement).

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2.	Representations and Warranties.

(a)	Representations, Warranties, and Agreements of Shareholders. Each of the Shareholders hereby represents and warrants to, BSKE and TalenTec, as follows:

(i)	Authorization; No Restrictions, Consents or Approvals and Capacity. He has the legal right, full power, legal capacity and authority to enter into and perform his obligations under this Agreement and any other documents to be executed by him pursuant to or in connection with this Agreement, which, when executed, will constitute valid and binding obligations on him, in accordance with their respective terms; and no approvals or consents are necessary in connection with such execution and performance. All of the TalenTec Shares owned by him are, properly and validly allotted and issued, free of encumbrances and with the right to receive all dividends and distributions which may be declared, made and paid. He (A) is of sound mind, (B) is over the age of 18, (C) is not suffering from a mental disability, (D) is not bankrupt in any jurisdictions, and (E) has no knowledge of any bankruptcy petitions which have been presented against him or proposed to be presented against him, or events having occurred which would justify such proceedings.

(ii)	Transfer of TalenTec Shares. The TalenTec Shares owned by him will, at the Closing, be validly transferred to BSKE, and such TalenTec Shares shall be fully paid, properly and validly allotted and issued, free of encumbrances and with the right to receive all dividends and distributions which may be declared, made and paid with the holder being entitled to all rights accorded to a holder of ordinary shares of TalenTec. He hereby waives all pre-emptive or similar rights, or any right of first refusal in respect of the TalenTec Shares.

(iii)	Beneficial Ownership. The Shareholder has sole beneficial ownership, as meant in Section 13(d) of the United States Securities Exchange Act of 1934 and Securities and Exchange Commission rules thereunder, of his TalenTec Shares and will have sole beneficial ownership of the BSKE Shares to be received pursuant to the Exchange. The Shareholder does not, directly or indirectly, through any agreement, arrangement, understanding, relationship, or otherwise, share voting power or investment power, as meant in those rules, with any person, and there is no person, other than the Shareholder, who has or will have the right to receive or power to direct the receipt of dividends from or the proceeds of any disposition of his TalenTec Shares or BSKE Shares to be received pursuant to the Exchange. None of the Shareholder’s TalenTec Shares is, or BSKE Shares to be received pursuant to the Exchange will be, held in any trust or custodial arrangement, by any nominee, or in or by any similar arrangement. There is no agreement, arrangement, or understanding, between the Shareholder and any person with respect to the management or policies of TalenTec or BSKE, and none is contemplated.

(iv)	No Other Agreements or Understandings. Except solely as set forth herein, there is no contract, arrangement, understanding, or relationship (legal or otherwise) between the Shareholder and any person with respect to the Shareholder’s TalenTec Shares or BSKE Shares to be received pursuant to the Exchange, in connection with any of the following: call options, put options, security-based swaps or any other derivative securities, transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, guarantees of profits, division of profits or loss, or the giving or withholding of proxies, and none of the Shareholder’s TalenTec Shares or BSKE Shares to be received pursuant to the Exchange are or will be pledged or otherwise subject to a contingency the occurrence of which would give another person voting power or investment power over those securities.

(v)	Accuracy. Each of the Shareholder’s representations and warranties herein is, as of the date hereof, and, as of the Closing, will be, true, complete, and correct in all respects.

(b)	Representations and Warranties of TalenTec. TalenTec hereby represents and warrants to each Shareholder and BSKE, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i)	Organization and Qualification. TalenTec is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation.

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(ii)	Authorization; No Restrictions, Consents or Approvals. TalenTec has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by TalenTec and constitutes the legal, valid, binding and enforceable obligation of TalenTec, enforceable against TalenTec in accordance with its terms. The execution and delivery of this Agreement and the consummation by TalenTec of the transactions contemplated herein do not and will not on the Closing (A) conflict with or violate any of the terms of the constitution or charter or memorandum and articles of association or incorporation documents, as applicable, of TalenTec or any applicable law relating to TalenTec, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which TalenTec is bound or to which any property of TalenTec is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which TalenTec has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of TalenTec, (D) constitute an event permitting termination of any material agreement or instrument to which TalenTec is a party or by which any property or asset of TalenTec is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which TalenTec has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which TalenTec is a party or by which TalenTec may be bound, or result in the violation by TalenTec of any laws to which TalenTec may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by TalenTec of this Agreement or the performance by TalenTec of its obligations hereunder.

(iii)	Capitalization. The TalenTec Shares shall, at the Closing, constitute all of the issued and paid up share capital of TalenTec. There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, the ordinary shares of TalenTec, or contracts, commitments, understandings or arrangements by which TalenTec is or may become bound to issue additional ordinary shares of TalenTec, or securities or rights convertible or exchangeable into ordinary shares of TalenTec. The TalenTec Shares are and shall be fully paid, properly and validly allotted and issued.

(c)	Representations and Warranties of BSKE. BSKE hereby represents and warrants to each Shareholder and TalenTec, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i)	Organization and Qualification. BSKE is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(ii)	Authorization; No Restrictions, Consents or Approvals. BSKE has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by BSKE and constitutes the legal, valid, binding and enforceable obligation of BSKE, enforceable against BSKE in accordance with its terms. The execution and delivery of this Agreement and the consummation by BSKE of the transactions contemplated herein (including the issuance of the BSKE Shares in exchange for the TalenTec Shares) do not and will not on the Closing (A) conflict with or violate any of the terms of the constitution or charter or memorandum and articles of association or incorporation documents, as applicable, of BSKE or any applicable law relating to BSKE, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which BSKE is bound or to which any property of BSKE is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which BSKE has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of BSKE, (D) constitute an event permitting termination of any material agreement or instrument to which BSKE is a party or by which any property or asset of BSKE is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which BSKE has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which BSKE is a party or by which BSKE may be bound, or result in the violation by BSKE of any laws to which BSKE may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by BSKE of this Agreement or the performance by BSKE of its obligations hereunder.

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(iii)	Issuance of Shares. The BSKE Shares have been duly authorized and, upon issuance in accordance with the terms of this Agreement and the Merger Agreement, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof, and the BSKE Shares shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of ordinary shares of BSKE. The issuance of the BSKE Shares contemplated by this Agreement and the Merger Agreement will not, immediately or with the passage of time; (A) obligate BSKE to issue ordinary shares or other securities of BSKE to any other person, or (B) result in a right of any holder of ordinary shares or other securities of BSKE to adjust the exercise, conversion, exchange or reset price of such ordinary shares or other securities of BSKE.

(iv)	No Reliance. BSKE has not relied on and is not relying on any representations, warranties or other assurances regarding TalenTec other than the representations and warranties expressly set forth in this Agreement.

3.	Closing.

(a)	Conditions to Shareholders’ Obligations. The obligations of each Shareholder under this Agreement (including, without limitation, the obligation to transfer the TalenTec Shares to BSKE in exchange for the BSKE Shares) shall be subject to satisfaction of the following conditions, unless waived by Shareholders: (i) BSKE shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of TalenTec and BSKE herein shall have been true and correct in all respects when made, shall have continued to have been true and correct in all respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) TalenTec and BSKE shall have executed and delivered to Shareholders all documents necessary to issue the BSKE Shares to the Shareholder, as contemplated by this Agreement (including those documents described in Section 3(c)); (iv) TalenTec and BSKE shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the constitution or charter or memorandum and articles of incorporation association or incorporation documents, as applicable, of TalenTec and BSKE, respectively; and (v) all conditions set forth in Article IX of the Merger Agreement, except for the consummation of the Exchange, shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof).

(b)	Conditions to BSKE Obligations. The obligations of BSKE under this Agreement (including, without limitation, the obligation to issue the BSKE Shares in exchange for the TalenTec Shares) shall be subject to satisfaction of the following conditions, unless waived by BSKE: (i) Shareholders and TalenTec shall have performed in all respects all agreements, and satisfied in all respects all conditions on their part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of Shareholders and TalenTec herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Shareholders and TalenTec shall have executed and delivered to BSKE all documents necessary to transfer the TalenTec Shares to BSKE, as contemplated by this Agreement (including those documents described in Section 3(c)); (iv) Shareholders and TalenTec shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the constitution or charter or memorandum and articles of association or incorporation documents, as applicable, of TalenTec and BSKE, respectively; and (v) all conditions set forth in Article IX of the Merger Agreement, except any to be performed by BSKE, shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof).

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(c)	Closing Documents. At the Closing:

(i)	TalenTec and the Shareholders, as applicable, shall deliver to BSKE the following documents:

(1)	valid and registrable instruments of transfer of the TalenTec Shares duly executed by each of the Shareholders in favour of BSKE accompanied by the corresponding original share certificates, if any, and TalenTec’s latest audited financial statement;

(2)	a certified true copy of the resolutions being passed at a board meeting of TalenTec approving the transfer of the TalenTec Shares from the Shareholders to BSKE on the terms and conditions as set out in this Agreement and the Merger Agreement;

(3)	a certified true copy of the resolutions being passed at a board meeting of TalenTec approving the registration of the TalenTec Shares and the registration of BSKE in the share register book of TalenTec as the legal and beneficial holder of the TalenTec Shares following the Closing (subject to the instruments of transfers being dated and appropriately stamped);

(4)	such waivers, consents and/or documents, if any, as BSKE may require to enable BSKE to be registered as the holder of the TalenTec Shares in the register of members of TalenTec upon receipt by the company secretary of TalenTec of the executed and stamped share transfer forms in respect of the TalenTec Shares;

(5)	the certified true copies of the certificate of incorporation and the latest constitution, Return for Allotment of Shares, Notification for Change in the Registered Address, Notification of Change in the Register of Directors, Managers and Secretaries of TalenTec; and

(6)	where relevant and applicable, the certified true copy of all the relevant approvals, consents, permits and/or waivers obtained, as the case may be, in respect of the transactions contemplated by this Agreement.

(ii)	BSKE shall deliver to Shareholders the following documents:

(1)	certified true copies of the resolutions of board meeting of BSKE approving the issuance of the BSKE Shares to the Shareholders in accordance with the terms of the Merger Agreement;

(2)	a certified true copy of the resolutions being passed at a board meeting of BSKE approving the allotment of the BSKE Shares to the Shareholders in accordance with the terms of the Merger Agreement, as the legal and beneficial holders of BSKE Shares;

(3)	such waivers, consents and/or documents, if any, as BSKE may require to enable the Shareholders to be registered as the holders of the BSKE Shares in the register of members of BSKE; and

(4)	where relevant and applicable, the certified true copy of all the relevant approvals, consents, permits and/or waivers obtained, as the case may be, in respect of the transactions contemplated by this Agreement.

4.	Survival of Representations and Warranties.

None of the representations, warranties and covenants of Shareholders TalenTec, or BSKE hereto contained in this Agreement shall survive the Closing, except that the representations and warranties contained in Section 2(a), Section 2(b)(i), Section 2(b)(ii), Section 2(c)(i), Section 2(c)(ii) and Section 2(c)(iii) shall survive until the latest date permitted by applicable law. Except as specifically set forth in the preceding sentence, no other representation, warranty or covenant of any Party set forth in this Agreement will survive the Closing, and no Party will have any rights or remedies after the Closing with respect to any misrepresentation of or inaccuracy in any such representation, warranty or covenant.

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5.	Shareholders Representative/Power of Attorney.

(a)	Each of Eddie Tan Chee Wei, Koay Chee Leong, Goh Chee Siong, Danny Vincent Dass (“Other Shareholders”), on behalf of himself and his successors and assigns, hereby irrevocably constitutes and appoints Leow Kian Yong, as his true and lawful agent and attorney-in-fact with full powers of substitution to act in the name, place and stead of thereof (the “Company Shareholder Representative”) with respect to the performance on behalf of each of the Other Shareholders under the terms and provisions of this Agreement and the Merger Agreement and any other documents to be executed by any of the Other Shareholders pursuant to or in connection with this Agreement or the Merger Agreement (together with this Agreement and the Merger Agreement, the “Shareholders Representative Documents”), as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents on behalf of any of the Other Shareholders, if any, as the Company Shareholder Representative will deem necessary or appropriate in connection with any of the transactions contemplated under the Shareholders Representative Documents, including (i) terminating, amending or waiving on behalf of any of the Other Shareholders any provision of any Shareholders Representative Document (provided, that any such action, if material to the rights and obligations of the Other Shareholders in the reasonable judgment of the Company Shareholder Representative, will be taken in the same manner with respect to all Shareholders and unless otherwise agreed by each of the Other Shareholders who is subject to any disparate treatment of a potentially material and adverse nature); (ii) signing on behalf of any of the Other Shareholders any releases or other documents with respect to any dispute or remedy arising under any Shareholders Representative Document; (iii) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Company Shareholder Representative, in his reasonable discretion, deems necessary or advisable in the performance of his duties as the Company Shareholder Representative and to rely on their advice and counsel; (iv) incurring and paying reasonable costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other reasonable fees and expenses allocable or in any way relating to such transaction or any indemnification claim, whether incurred prior or subsequent to the Closing and the closing of the Merger Agreement; (v) receiving all or any portion of the consideration provided to the Other Shareholders under this Agreement and the Merger Agreement and to distribute the same to the Other Shareholders in accordance with their pro rata shares; and (vi) otherwise enforcing the rights and obligations of any of the Other Shareholders under any Shareholders Representative Document, including giving and receiving all notices and communications hereunder or thereunder on behalf of the Other Shareholders. All decisions and actions by the Company Shareholder Representative shall be binding upon each of the Other Shareholders and their respective successors and assigns, and neither they nor any other parties shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 5 are irrevocable and coupled with an interest. Leow Kian Yong hereby accepts his appointment and authorization as the Company Shareholders Representative under this Agreement and the Merger Agreement.

(b)	Any other person, including BSKE and TalenTec, may conclusively and absolutely rely, without inquiry, upon any actions of the Company Shareholder Representative as the acts of the Other Shareholders under any Shareholders Representative Documents. BSKE and TalenTec shall be entitled to rely conclusively on the instructions and decisions of the Company Shareholder Representative as to (i) any payment instructions provided by the Company Shareholder Representative or (ii) any other actions required or permitted to be taken by the Company Shareholder Representative under this Agreement or the Merger Agreement, and the Other Shareholders shall not have any cause of action against BSKE, TalenTec or any other indemnified party for any action taken by any of them in reliance upon the instructions or decisions of the Company Shareholder Representative. BSKE and TalenTec shall not have any liability to any of the Other Shareholders for any allocation or distribution among the Other Shareholders by the Company Shareholder Representative of payments made to or at the direction of the Company Shareholder Representative. All notices or other communications required to be made or delivered to any of the Other Shareholders under any Shareholders Representative Document shall be made to the Company Shareholder Representative for the benefit of such Other Shareholder, and any notices so made shall discharge in full all notice requirements of the other parties hereto or thereto to such Other Shareholder with respect thereto. All notices or other communications required to be made or delivered by any of the Other Shareholders shall be made by the Company Shareholder Representative (except for a notice under Section 5(d) of the replacement of the Company Shareholder Representative).

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(c)	The Company Shareholder Representative will act for the Other Shareholders on all of the matters set forth in this Agreement and the Merger Agreement in the manner the Company Shareholder Representative believes to be in the best interests of the Other Shareholders, but the Company Shareholder Representative will not be responsible to the Other Shareholders for any losses that any of the Other Shareholders may suffer by reason of the performance by the Company Shareholder Representative of his duties under this Agreement or the Merger Agreement or any Shareholders Representative Document, other than losses arising from the bad faith, gross negligence or wilful misconduct by the Company Shareholder Representative in the performance of his duties under this Agreement or the Merger Agreement or any Shareholders Representative Document. From and after the Closing and the closing of the Merger Agreement, the Other Shareholders shall jointly and severally indemnify, defend and hold the Company Shareholder Representative harmless from and against any and all losses reasonably incurred without gross negligence, bad faith or willful misconduct on the part of the Company Shareholder Representative (in his capacity as such) and arising out of or in connection with the acceptance or administration of the Company Shareholder Representative’s duties under any Shareholders Representative Document, including the reasonable fees and expenses of any legal counsel retained by the Company Shareholder Representative. In no event shall the Company Shareholder Representative in such capacity be liable hereunder or in connection herewith for any indirect, punitive, special or consequential damages. The Company Shareholder Representative shall not be liable for any act done or omitted under any Shareholders Representative Document as the Company Shareholder Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Company Shareholder Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no person shall have any liability for relying on the Company Shareholder Representative in the foregoing manner. In connection with the performance of his rights and obligations hereunder, the Company Shareholder Representative shall have the right at any time and from time to time to select and engage, at the reasonable cost and expense of the Other Shareholders, solicitors and advocate, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other reasonable out-of-pocket expenses, as the Company Shareholder Representative may reasonably deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Company Shareholder Representative under this Section 5 shall survive the Closing and the closing of the Merger Agreement and continue indefinitely.

(d)	If the Company Shareholder Representative shall die, become disabled, dissolve, resign or otherwise be unable or unwilling to fulfill his responsibilities as representative and agent of the Other Shareholders, then the Other Shareholders shall, within ten (10) days after such death, disability, dissolution, resignation or other event, appoint a successor Company Shareholder Representative (by vote or written consent of the Other Shareholders holding in the aggregate majority equity interests of TalenTec), and promptly thereafter (but in any event within two (2) Business Days after such appointment) notify BSKE and TalenTec in writing of the identity of such successor. Any such successor so appointed shall become the “Company Shareholder Representative” for purposes of this Agreement and the Merger Agreement.

6.	General Provisions.

(a)	Releases and Waivers of Shareholders. Each of the Shareholders on its own behalf hereby acknowledges and agrees that the number of TalenTec Shares set forth on Schedule A represents the total number of ordinary shares of TalenTec held by such Shareholder as of the date of this Agreement and as of the Closing. Each of the Shareholders hereby releases TalenTec and BSKE from all obligations, liabilities and causes of action arising before, on or after the date of this Agreement, out of or in relation to any entitlement which such Shareholder may have with respect to any TalenTec Shares in excess of the number of TalenTec Shares set forth on Schedule A. Each of the Shareholders hereby generally, irrevocably, unconditionally and completely waives any and all rights to receive any anti-dilution protection to which such Shareholder may be entitled under the constitution or charter or memorandum and articles of association or incorporation documents, as applicable, of TalenTec or under any other agreement or instrument in connection with the Exchange. Except for the BSKE Shares to be issued in connection with the Exchange, each of the Shareholders hereby generally, irrevocably, unconditionally and completely waives any and all rights existing as of the date hereof to receive options, depository receipts, warrants, stock appreciation or similar rights to acquire or receive ordinary shares or other securities in TalenTec or BSKE.

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(b)	Governing Law. This Agreement is to be construed in accordance with and governed by the laws of Malaysia.

(c)	Arbitration. Any claim, dispute or controversy among the Parties arising out of or relating to this Agreement, including the breach thereof, which cannot be satisfactorily settled by the Parties, will be finally and exclusively settled by confidential and binding arbitration (“Arbitration”) upon the written request of any party. The Arbitration shall be administered by Asian International Arbitration Centre (“AIAC”) in accordance with the AIAC Arbitration Rules for the time being in force and which rules are deemed to be incorporated by reference in this section, to which each Party agrees to submit for these purposes. The result of the arbitration shall be final and binding on the Parties and will be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues or accountings presented or pleaded to the arbitrator. Judgment on any arbitration award may be entered in any court having jurisdiction. The seat of the arbitration shall be Malaysia. The language to be used in the arbitration proceedings shall be English and there shall be 3 arbitrators. Such arbitrators shall be selected pursuant to the following procedure:

(i)	Within fifteen (15) Business Days of notice by a Party seeking arbitration, TalenTec and Shareholders shall collectively appoint one (1) person as an arbitrator and BSKE shall appoint one (1) person as an arbitrator.

(ii)	Within fifteen (15) Business Days after the appointment of the two (2) arbitrators, the two chosen arbitrators shall mutually agree upon the selection of the third impartial and neutral arbitrator.

(iii)	In the event the two chosen arbitrators cannot agree upon the selection of the third arbitrator, the director of AIAC shall make the selection in his discretion, except that such third arbitrator shall be appointed from an independent accounting firm or investment bank.

(iv)	If the other Party shall fail to designate the second arbitrator, the sole arbitrator appointed shall have the power to appoint, in his sole discretion, both the second and third arbitrators.

(v)	If a Party fails to appoint a successor to his appointed arbitrator within fifteen (15) Business Days of the death, resignation or other incapacity of such arbitrator, the remaining two arbitrators shall appoint such successor.

(vi)	The majority decision of the arbitrators will be final and conclusive upon the Parties and for the avoidance of doubt, the arbitrators shall have full power to address all discovery and evidential issues, and to make finding of fact and of law in accordance with the AIAC Arbitration Rules for the time being in force and each arbitrator will be compensated at rates generally commensurate with his normal billing rates.

(d)	Severability. If any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way, and the Parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

(e)	Waiver. The waiver by any Party of a breach of or default under any provision of this Agreement shall not be effective unless in writing and signed by the Party granting the waiver and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement. Further, any failure or delay on the part of any Party to exercise or avail itself of any right or remedy that it has or may have hereunder shall not operate as a waiver of any such right or remedy or preclude other or further exercise thereof or of any other right or remedy.

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(f)	Notices. Any notices required or permitted hereunder shall be given to the appropriate Party at the address specified below or at such other address as the Party may specify in writing. Such notice shall be deemed given: (i) if delivered personally, upon delivery as evidenced by delivery records; (ii) if sent by telephone facsimile, upon confirmation of receipt; (iii) if sent by pre-paid first class post or recorded delivery or by commercial courier, five (5) days after the date of mailing; of (iv) if sent by nationally recognized express courier, two (2) Business Days after date of placement with such courier.

(i)	In case of TalenTec

TalenTec Sdn. Bhd.

Address: Room 202, 2nd Floor, 368, Jalan Pudu, 55100 Kuala Lumpur

Fax: 03-21433109

Email: msasb81@gmail.com

Attention: Ms Vinnie Yap

(ii)	In case of any Shareholder, to that Shareholder, in care of the Company Shareholder Representative, at his address set forth on Schedule A, who will promptly transmit the notice to the Shareholder receiving the notice at his address set forth on Schedule A.

(iii)	In case of BSKE

BLACK TITAN CORPORATION (F/K/A BSKE LIMITED)

Address: 4th Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002 Cayman Islands.

Email: brynner.chiam@blackchambermgmt.com

Attention: Mr. Brynner Chiam

(g)	No Third Party Beneficiaries. Nothing in this Agreement shall be construed to confer any rights or benefits upon any person other than the Parties hereto, and no other person shall have any rights or remedies hereunder.

(h)	Public Announcements. Each of the Shareholders shall not issue any press release or make any other public statements with respect to this Agreement and the transaction contemplated hereby without the written consent of TalenTec and BSKE, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

(i)	Termination. This Agreement may be terminated upon written notice at any time prior to Closing by mutual written consent of the Parties. This Agreement shall terminate automatically upon termination of the Merger Agreement pursuant to its terms. Termination of this Agreement will terminate all rights and obligations of the Parties under this Agreement, and this Agreement will become void and have no force or effect.

(j)	Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement among the Parties and supersedes all prior oral and written agreements among the Parties hereto with respect to the subject matter hereof.

(k)	Counterparts. This Agreement may be executed in one or more counterparts (including electronic counterparts) each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

(l)	Business Day. For the purposes of this Agreement, “Business Day” means a day (other than a Saturday, Sunday or a gazetted public holiday in Malaysia) when banks are open for banking business in Malaysia.

[Remainder of Page Intentionally Left Blank.]

9

Execution Page

BSKE

SIGNED FOR AND ON BEHALF OF
BLACK TITAN CORPORATION (F/K/A BSKE LIMITED)

By:	/s/ Brynner Chiam
Name:	Brynner Chiam
Title:	Director

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TalenTec

SIGNED FOR AND ON BEHALF OF
TALENTEC SDN BHD (Company No. 199001001889 (193451-W))

By:	/s/ Ho Say San
Name:	Ho Say San
Title:	Director

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Shareholders

SIGNED BY
DANNY VINCENT DASS (Malaysian National Registration Identity Card No.: )

/s/ Danny Vincent Dass

CERTIFICATE OF AUTHENTICATION

I, Vincent Chan Siew Onn, *(Magistrate, Justice of the Peace, Land Administrator, Notary Public, Commissioner for Oaths, Bank Official or Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur), hereby certify that the signature written of the donor above, was in my presence on this 25 Jul 2025 day of _______________________ 2025, and is, to my own personal knowledge, the true signature of Danny Vincent Dass (NRIC No. _________), who has acknowledged to me that he is of full age and that he has voluntarily executed this instrument.

Witness my hand

/s/ Vincent Chan Siew Onn
Vincent Chan Siew Onn (BC/C/645)
Advocate & Solicitor
Kuala Lumpur

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SIGNED BY
EDDIE TAN CHEE WEI (Malaysian National Registration Identity Card No.: )

/s/ Eddie Tan Chee Wei

CERTIFICATE OF AUTHENTICATION

I, Vincent Chan Siew Onn, *(Magistrate, Justice of the Peace, Land Administrator, Notary Public, Commissioner for Oaths, Bank Official or Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur), hereby certify that the signature written of the donor above, was in my presence on this 25 Jul 2025 day of _______________________ 2025, and is, to my own personal knowledge, the true signature of Eddie Tan Chee Wei (NRIC No. _________), who has acknowledged to me that he is of full age and that he has voluntarily executed this instrument.

Witness my hand

/s/ Vincent Chan Siew Onn
Vincent Chan Siew Onn (BC/C/645)
Advocate & Solicitor
Kuala Lumpur

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SIGNED BY
KOAY CHEE LEONG (Malaysian National Registration Identity Card No.: )

/s/ Koay Chee Leong

CERTIFICATE OF AUTHENTICATION

I, Vincent Chan Siew Onn, *(Magistrate, Justice of the Peace, Land Administrator, Notary Public, Commissioner for Oaths, Bank Official or Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur), hereby certify that the signature written of the donor above, was in my presence on this 25 Jul 2025 day of _______________________ 2025, and is, to my own personal knowledge, the true signature of Koay Chee Leong ((NRIC No. _________) who has acknowledged to me that he is of full age and that he has voluntarily executed this instrument.

Witness my hand

/s/ Vincent Chan Siew Onn
Vincent Chan Siew Onn (BC/C/645)
Advocate & Solicitor
Kuala Lumpur

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SIGNED BY
LEOW KIAN YONG (Malaysian National Registration Identity Card No.: )

/s/ Leow Kian Yong

CERTIFICATE OF AUTHENTICATION

I, Vincent Chan Siew Onn, *(Magistrate, Justice of the Peace, Land Administrator, Notary Public, Commissioner for Oaths, Bank Official or Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur), hereby certify that the signature written of the donor above, was in my presence on this 25 Jul 2025 day of _______________________ 2025, and is, to my own personal knowledge, the true signature of Leow Kian Yong (NRIC No. _________), who has acknowledged to me that he is of full age and that he has voluntarily executed this instrument.

Witness my hand

/s/ Vincent Chan Siew Onn
Vincent Chan Siew Onn (BC/C/645)
Advocate & Solicitor
Kuala Lumpur

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SIGNED BY
GOH CHEE SIONG ((Malaysian National Registration Identity Card No.: )

/s/ Goh Chee Siong

CERTIFICATE OF AUTHENTICATION

I, Vincent Chan Siew Onn, *(Magistrate, Justice of the Peace, Land Administrator, Notary Public, Commissioner for Oaths, Bank Official or Advocate and Solicitor of the High Court in Malaya practising at Kuala Lumpur), hereby certify that the signature written of the donor above, was in my presence on this 25 Jul 2025 day of _______________________ 2025, and is, to my own personal knowledge, the true signature of Goh Chee Siong (NRIC No. _________), who has acknowledged to me that he is of full age and that he has voluntarily executed this instrument.

Witness my hand

/s/ Vincent Chan Siew Onn
Vincent Chan Siew Onn (BC/C/645)
Advocate & Solicitor
Kuala Lumpur

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Schedule A

No.	Name of Shareholder	Shares in TalenTec
1	Danny Vincent Dass Address: Email:	275,000

2	Eddie Tan Chee Wei Address: Email:	75,000

3	Koay Chee Leong Email:	75,000

4	Leow Kian Yong Address: Email:	75,000

5	Goh Chee Siong Address:. Email:	80,000

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